UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 11, 2013 (September 4, 2013)
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	000-52670	20-2089854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Fifth Avenue, 3rd Floor
New York, NY 10011
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

____________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report of Panache Beverage, Inc. (the “Company”) on Form 8-K, as initially filed with the Securities and Exchange Commission on May 15, 2013 (the “Original Form 8-K”), to (i) add exhibits which were referenced in the Original Form 8-K but not filed and (ii) amend the Original Form 8-K to reflect an amendment to the Amended and Restated Loan Agreement referenced in the Original Form 8-K.

Item 1.01  Entry into Material Definitive Agreement.

On September 4, 2013, the Company entered into a First Amendment to the Amended and Restated Loan Agreement (the “First Amendment”) with Consilium Corporate Recovery Master Fund, Ltd. (the "Lender").  The Company, its affiliates and subsidiaries had entered into previous loan transactions with Lender, dated December 21, 2012 and May 9, 2013, respectively, under which the Company and its affiliates borrowed an aggregate of $7,500,000, secured by certain assets and common stock (collectively, the "Previous Loans"). Pursuant to the First Amendment, the Company, its affiliates and subsidiaries reconfirmed the facts with respect to the Previous Loans and reconfirmed that the obligations under the Previous Loans are in full force and effect.

Under the Previous Loans, Panache Distillery, LLC, a subsidiary of the Company, granted the Lender a security interest in the real and personal property constituting the distillery recently purchased by Panache Distillery, LLC (the “Distillery Property”).  In order to effectuate the closing of such transaction, under the First Amendment Lender agreed not to record its security interest in the Distillery Property but reserved the right to do so in the event that there is an uncured default under the Previous Loans or in the event it deems itself insecure. In addition, the First Amendment provides that in the event that the assets encumbered by Lender’s security interest in the Distillery Property are intended to be sold, Lender must consent to such sale and the net proceeds must be used to repay the Previous Loans.  The First Amendment also provided for a cross default provision relating to the first mortgage encumbering the Distillery Property.

The foregoing description of the First Amendment is intended to be a summary and is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits:

Exhibits

No.	Description

10.1	Promissory Note of Panache Beverage, Inc. payable to Consilium Corporate Recovery Master Fund, Ltd., dated May 9, 2013, in the principal amount of $4,000,000.

10.2
Omnibus Modification Agreement, dated May 9, 2013, by and between Consilium Corporate Recovery Master Fund, Ltd, and Panache Beverage, Inc., Alibi NYC, LLC, Panache USA, LLC, Alchemy International, LLC, MIS Beverage Holdings, LLC, James Dale, Agata Podedworny, Sjoerd de Jong and Panache Distillery, LLC

10.3
First Amendment to Amended and Restated Loan, dated September 4, 2013, by and between Consilium Corporate Recovery Master Fund, Ltd, and Panache Beverage, Inc., Alibi NYC, LLC, Panache USA, LLC, Alchemy International, LLC, MIS Beverage Holdings, LLC, James Dale, Agata Podedworny, Sjoerd de Jong and Panache Distillery, LLC

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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: November 11, 2013	By:	/S/ JAMES DALE
James Dale
Chief Executive Officer

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